UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Schedule 14A

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

NATURAL HEALTH TRENDS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NATURAL HEALTH TRENDS CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 7, 2026

To the Stockholders of Natural Health Trends Corp.:

The 2026 annual meeting of stockholders of Natural Health Trends Corp. (the “Company”) will be held on May 7, 2026, beginning at 10:00 a.m. local time, at the Company’s office located at Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

•	Election of four (4) directors to the Board of Directors of the Company to serve until the next annual meeting of the Company's stockholders
•	Approval of the Natural Health Trends Corp. 2026 Equity Incentive Plan
•	Ratification of the appointment of CBIZ CPAs P.C. as independent registered public accounting firm for the Company for the year ending December 31, 2026

All holders of record of shares of the Company’s common stock at the close of business on March 10, 2026 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

We are using Securities and Exchange Commission rules that allow the Company to furnish proxy materials on the Internet to stockholders of the Company. Consequently, stockholders will not automatically receive paper copies of our proxy materials. We are instead sending to stockholders a Notice of Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and Annual Report on Form 10-K, and for voting via the Internet. The electronic delivery of our proxy materials will reduce our printing and mailing costs and any environmental impact.

The Notice of Availability of Proxy Materials identifies the date, time and location of the annual meeting; the matters to be acted upon at the meeting and the Board of Directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of our proxy materials, including our Annual Report on Form 10-K, proxy statement and a proxy card, free of charge.

By Order Of The Board Of Directors,

/s/ Timothy S. Davidson
March 24, 2026	Timothy S. Davidson Chief Financial Officer, Senior Vice President and Corporate Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE EXERCISE YOUR VOTING RIGHTS. THE PROXY STATEMENT IS FIRST BEING SENT OR GIVEN TO THE COMPANY’S STOCKHOLDERS ON OR ABOUT MARCH 24, 2026.

Outstanding Equity Awards at Fiscal Year-End	12
Pay Versus Performance Information	13
Severance and Post-Termination Payment Arrangements	15
Director Compensation	16

ITEM ONE: ELECTION OF DIRECTORS	17
Biographical Summaries of Nominees for the Board of Directors	17

ITEM TWO: APPROVAL OF THE NATURAL HEALTH TRENDS CORP. 2026 EQUITY INCENTIVE PLAN	18

ITEM THREE: RATIFICATION OF THE APPOINTMENT OF CBIZ CPAS P.C. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2026	22
Audit and Other Professional Fees	22
Pre-Approval Policies and Procedures for Audit and Non-Audit Services	22

OTHER MATTERS	23

ADDITIONAL INFORMATION	23
Stockholder Proposals for the 2027 Annual Meeting of Stockholders	23

HOUSEHOLDING INFORMATION	23

NATURAL HEALTH TRENDS CORP.

PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders of Natural Health Trends Corp. (the “Company”) to be held on May 7, 2026 beginning at 10:00 a.m. local time, at the Company’s office located at Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong, and at any postponements or adjournments thereof. This proxy statement is first being made available to stockholders on or about March 24, 2026.

ABOUT THE MEETING

What is the purpose of the meeting?

At the annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders included with this proxy statement.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on March 10, 2026, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of the Company’s common stock?

Each outstanding share of the Company’s common stock will be entitled to one vote on each matter considered at the meeting. Cumulative voting in the election of directors is prohibited by the Company’s certificate of incorporation.

Who can attend the meeting and where is it being held?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. The meeting is being held at the location identified above. To obtain directions to attend the meeting in person, please contact the Company at +1-310-541-0888.

Why did I initially receive a Notice of Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet to our stockholders. Accordingly, a Notice of Availability of Proxy Materials was or will be sent to many of our stockholders providing notice of the annual meeting and enabling stockholders to access our proxy materials on the website referred to in the Notice of Availability of Proxy Materials (“Notice of Availability of Proxy Materials”) or request to receive free of charge a printed set of the proxy materials, including the Notice of Annual Meeting, our 2025 Annual Report on Form 10-K, this proxy statement and a proxy card. Instructions on how to access the proxy materials over the Internet or to request a printed copy are set out in the Notice of Availability of Proxy Materials. Those stockholders that previously requested to receive our proxy materials in printed or electronic form will receive such proxy materials in lieu of the Notice of Availability of Proxy Materials.

How can I elect the manner in which I will receive proxy materials in the future?

All stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions in the Notice of Availability of Proxy Materials. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet in order to help reduce printing and mailing costs and any environmental impact.

How do I vote?

By Mail:	If you complete and properly sign the accompanying form of proxy card and return it to the indicated address, it will be voted as you direct.

In Person:

If you are a registered stockholder and attend the meeting, you may vote in person at the meeting. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must obtain a valid legal proxy from your broker, bank or other agent to vote in person at the meeting.

Via Internet:	Log on to http://www.proxyvote.com and follow the on-screen instructions.

Note:    Please also refer to the specific instructions set forth in the Notice of Availability of Proxy Materials or, if you requested to receive our proxy materials in printed or electronic form, in the proxy materials.

If you hold your shares through a brokerage firm, bank or other nominee in street name, you must follow the instructions you receive from your bank, broker or other nominee on your voting instruction form in order to vote your shares.

How may my broker, bank or other agent vote my shares if I fail to provide timely directions?

Brokers, banks or other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on “routine” matters to be voted upon at the meeting. The proposal to ratify the appointment of CBIZ CPAs P.C. (Item Three) is considered a routine matter. Your broker does not have discretion to vote on the election of directors (Item One) or the approval of the equity incentive plan (Item Two) absent direction from you.

Can I change my vote or revoke my proxy?

Yes. You can change your vote or revoke your proxy. If you are a registered stockholder, you may revoke your proxy in any one of four ways.

•

You may send a written notice that you are revoking your proxy to the Company's Corporate Secretary at the Company’s principal executive offices located at 609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California 90274, Attention: Timothy S. Davidson.

•	You may timely grant another proxy via the Internet.
•	You may submit another properly completed proxy card with a later date.
•	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy, whether submitted by proxy card, via the Internet or in person, is the one that is counted.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the stock outstanding on the record date will constitute a quorum, permitting the stockholders to act upon the matters outlined in the Notice of Annual Meeting of Stockholders. As of the record date, 8,577,848 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 4,288,925 shares of common stock will be required to establish a quorum.

A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. See above under the caption “How may my broker, bank or other agent vote my shares if I fail to provide timely directions?” The shares subject to a proxy that are not being voted on a particular matter because of either stockholder withholding or broker non-vote will count for purposes of determining the presence of a quorum. Abstentions are also counted in the determination of a quorum.

What are the Board of Directors’ recommendations?

Unless you give other instructions on your returned proxy, the persons named as proxy holders on the proxy will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:

•	for election of the nominated slate of Directors (see Item One);
•	for approval of the Natural Health Trends Corp. 2026 Equity Incentive Plan (see Item Two); and
•	for ratification of the appointment of CBIZ CPAs P.C. as independent registered public accounting firm for the Company for the year ending December 31, 2026 (see Item Three).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the meeting (Item One). You may vote “for” or “withhold” on each of the nominees for election as a director. Any shares not voted “for” a particular nominee (whether as a result of “withhold” votes or broker non-votes) will not be counted in such nominee’s favor and will have no direct effect on the outcome of the election.

Approval of the 2026 Equity Incentive Plan. The affirmative vote of a majority of the votes of the shares cast by stockholders present in person or represented by proxy and entitled to vote on the approval of the 2026 Equity Incentive Plan (Item Two). You may vote “for,” “against” or “abstain” on this proposal. Because brokers do not have discretionary authority to vote on the approval of the 2026 Equity Incentive Plan, broker non-votes will not affect the outcome of the vote for this item. Abstentions will have the same effect as a vote "against" this proposal.

Ratification of Independent Registered Public Accounting Firm. For the ratification of the appointment of CBIZ CPAs P.C. as independent registered public accounting firm for the Company for the year ending December 31, 2026 (Item Three), the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the meeting will be required for approval. You may vote “for,” “against” or “abstain” on this proposal. Abstentions and broker non-votes (to the extent applicable) are not considered “votes cast” on this item, and thus will not directly affect the outcome of the vote for this item.

What types of expenses will the Company incur?

The expense of preparing, printing and mailing proxy materials and the Notice of Availability of Proxy Materials, as well as all expenses of soliciting proxies, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interaction, telephone, telegraph or facsimile transmission. The Company may elect to engage a proxy solicitation firm to solicit stockholders to vote or grant a proxy with respect to the proposals contained in this proxy statement. The Company will request brokers, banks, nominees, custodians, fiduciaries and other agents to forward proxy materials to the beneficial owners of shares of common stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

STOCK OWNERSHIP

Who are the owners of the Company’s stock?

The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of March 10, 2026 by (i) each stockholder known to us to be the beneficial owner of more than 5% of the Company’s common stock, (ii) each director or director nominee, (iii) each of the Company’s named executive officers and (iv) all executive officers, directors and director nominees as a group. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class (2)
Executive Officers, Directors and Director Nominees:
Chris T. Sharng	443,323		5.2%
Timothy S. Davidson	391,100		4.6%
Yiu T. Chan	—		—
Randall A. Mason	252,733	(3)	2.9%
Lucy N. Nduati	18,935		*
Ellen Sun	—		—
Ching C. Wong	—		—
All executive officers, directors and director nominees as a group (7 persons)	1,106,091		12.9%
Non-Executive Stockholders Beneficially Owning 5% or More:
Renaissance Technologies LLC	581,415	(4)	6.8%

_______________________

*	Less than 1% of the Company’s common stock outstanding.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Natural Health Trends Corp., 609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California 90274.

(2)

Any securities not outstanding that are subject to conversion privileges exercisable within 60 days of March 10, 2026 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities, but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person in accordance with Item 403 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and Rule 13d-3 of the Exchange Act, and based upon 8,577,848 shares of common stock outstanding as of March 10, 2026.

(3)	Includes 23,899 shares owned by Marden Rehabilitation Associates, Inc., an entity controlled by Mr. Mason.

(4)	The information regarding the beneficial ownership of Renaissance Technologies LLC (“RTC”) is based on the Form 13F-HR filed with the Securities and Exchange Commission on February 12, 2026. The address for RTC is 800 Third Avenue, New York, New York 10022.

Were there any delinquent Section 16(a) reports during 2025?

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. To the Company’s knowledge, based solely on its review of electronic filings with the Securities and Exchange Commission and any written representations received by the Company from persons required to make filings under Section 16(a), all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board of Directors and on which committees do they serve?

The members of the Board of Directors on the date of this proxy statement and the committees of the Board of Directors on which they serve are identified below.

Director	Age	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Yiu T. Chan	59	M	C	M
Randall A. Mason	67	C	—	M
Lucy N. Nduati	51	—	—	—
Ching C. Wong	67	M	M	C
Chris T. Sharng	62	—	—	—

M = Member

C = Chair

Who is the Chairman of the Board of Directors?

Mr. Mason has served as Chairman of the Board of Directors since March 2006. The Chairman of the Board of Directors organizes the work of the Board of Directors and ensures that the Board of Directors has access to sufficient information to enable the Board of Directors to carry out its functions, including monitoring the Company’s performance and the performance of management. In carrying out this role, the Chairman, among other things, presides over all meetings of the Board of Directors, establishes the annual agenda of the Board of Directors, established the agendas of each meeting in consultation with the President, and oversees the distribution of information to directors.

Which directors are considered independent?

The Board of Directors has adopted the requirements in Nasdaq Marketplace Rule 5605(a)(2) as its standard in determining the “independence” of members of its Board of Directors. The Board of Directors has determined that each of the following individuals who are nominated for election as a director qualifies as an “independent director” under this standard:

Yiu T. Chan

Randall A. Mason

Ching C. Wong

Subject to applicable exemptions, the Company applies the foregoing Nasdaq standard for determining the “independence” of each member of its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board of Directors has determined that all of the members of each such Committee qualifies as “independent.” Further, the Board of Directors has separately determined that each member of the Audit Committee meets the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Exchange Act, as required for service on the Audit Committee.

How often did the Board of Directors meet during fiscal 2025?

The Board of Directors met four times (and acted by unanimous written consent seven times) during the fiscal year ended December 31, 2025. Each director attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors and of the committees on which he or she served during the year.

What is the role of the Board of Directors’ Audit, Compensation, and Nominating and Corporate Governance Committees?

Audit Committee. Mr. Mason serves as Chairman of the Audit Committee, and Messrs. Chan and Wong also currently serve as members of the Audit Committee. The Board of Directors has determined that each of Messrs. Mason, Chan and Wong is independent and satisfies the other criteria set forth in the Nasdaq Marketplace Rules for service on the Audit Committee. The Board of Directors has also determined that each of Messrs. Mason, Chan and Wong meets the Securities and Exchange Commission criteria of an “audit committee financial expert” and that each also meets the requirements of Nasdaq Marketplace Rule 5605 relating to financial oversight responsibility. The Audit Committee is required to meet in person or telephonically at least four times a year. The Audit Committee met a total of four times during the fiscal year ended December 31, 2025 (and acted by unanimous written consent one time).

The functions of the Audit Committee are set forth in the Audit Committee Charter as approved by the Board of Directors and as posted on our website at www.naturalhealthtrendscorp.com. In general, these responsibilities include meeting with the internal financial staff of the Company and the independent registered public accounting firm engaged by the Company to review (i) the scope and findings of the annual audit, (ii) quarterly financial statements, (iii) accounting policies and procedures and (iv) the internal controls employed by the Company. The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent registered public accounting firm. The Audit Committee’s findings and recommendations are reported to management and the Board of Directors for appropriate action.

Compensation Committee. The Compensation Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The members of our Compensation Committee are currently Messrs. Chan and Wong, with Mr. Chan serving as Chairman of the Compensation Committee. Each of the members of the Compensation Committee qualifies as an “independent director” within the meaning of the Nasdaq Marketplace Rules. The Compensation Committee is charged with responsibility to oversee our compensation policies and programs, including developing compensation, providing oversight of the implementation of the policies, and specifically addressing the compensation of our executive officers and directors, including the negotiation of employment agreements with executive officers. The Compensation Committee is not authorized to delegate to another body or person any of its responsibilities (other than to a subcommittee of the Compensation Committee), although it may seek compensation-related input from the Company’s management, other directors, consultants and other third parties. The Compensation Committee considers all elements of executive compensation together and utilizes the members’ experience and judgment in determining the total compensation opportunity and mix of compensation elements appropriate for each executive officer in light of the Company’s compensation objectives. The Compensation Committee periodically consults with our President, who makes recommendations to the Compensation Committee regarding compensation of our key employees, including that of our executive officers. Our President makes recommendations to the Compensation Committee regarding base salaries, and may recommend that the incentive compensation otherwise payable to an employee under the Company’s incentive plans be increased or decreased. Notwithstanding the President’s participation in some of the Compensation Committee’s activities, all compensation determinations are made by the Compensation Committee. The Compensation Committee also annually evaluates compensation to be awarded to each of its non-employee directors, with a focus on monthly cash retainer payment arrangements, as well as whether annual performance justifies the award of discretionary cash or equity bonuses. The Compensation Committee did not meet during the fiscal year ended December 31, 2025, and acted by unanimous written consent two times during the year.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) operates pursuant to a charter approved by our Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The members of the Nominating Committee are currently Messrs. Mason, Wong and Chan, with Mr. Wong serving as Chairman of the Nominating Committee. Each of the members of the Nominating Committee qualifies as an “independent director” within the meaning of the Nasdaq Marketplace Rules. The Nominating Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and identifies potential candidates to serve as directors. The Nominating Committee identifies candidates to the Board of Directors by introduction from management, members of the Board of Directors, employees or other sources and stockholders that satisfy the Company’s policy and Bylaw provisions regarding stockholder recommended candidates. The Nominating Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. The Nominating Committee did not meet during the fiscal year ended December 31, 2025, and acted by unanimous written consent one time during the year.

A stockholder wishing to nominate an individual for election to the Board of Directors or to otherwise submit a candidate for consideration by the Nominating Committee must comply with the advance notice provisions set forth in our Bylaws, which are generally described in this proxy statement under the caption “Additional Information—Stockholder Proposals for the 2027 Annual Meeting of Stockholders.” These provisions require the timely submission of information concerning the nominee or candidate, as well as information as to the stockholder’s ownership of our common stock.

In considering Board of Director candidates, the Nominating Committee takes into consideration the Company’s “New Director Candidates” factors (as set forth in the charter of the Nominating Committee), the Company’s policy regarding stockholder-recommended director candidates as set forth above, selection criteria recommended by stockholders, and all other factors that they deem appropriate, including, but not limited to, the individual’s judgment, skill, integrity, and experience with businesses and other organizations of comparable size, industry knowledge, the interplay of the candidates experience with the experience of the existing members of the Board of Directors, the number of other public and private company boards on which the candidate serves and diversity, of age, gender, ethnicity, and such other factors as it deems appropriate given the current needs of the Board of Directors and the Company to maintain a balance of knowledge, experience, background, and capability. At this time, the Nominating Committee does not have a specific process for assessing the effectiveness of its consideration of diversity in director candidates, but believes that the diversity reflected in the composition of its Board of Directors is appropriate given the nature of the Company’s business. For each new or vacant position on the Board of Directors, the charter of the Nominating Committee provides that the Nominating Committee shall ensure that a diverse slate of candidates is identified and evaluated. In evaluating whether an incumbent director should be nominated for re-election to the Board of Directors, the Nominating Committee takes into consideration the same factors established for other director candidates and also takes into account the incumbent director’s performance as a member of the Board of Directors.

The Nominating Committee did not receive, on or prior to the applicable annual deadline, a candidate recommendation from any stockholder (or group of stockholders) that beneficially owns more than five percent of the Company’s common stock.

What is the Board of Directors’ role in risk oversight?

Our Board of Directors has responsibility for the oversight of risks that could affect the Company. This oversight is conducted primarily through the Board of Directors with respect to significant matters, including the strategic direction of the Company, and by the various committees of the Board of Directors in accordance with their charters. The Board of Directors continually works, with the input of its committees and of the Company’s management, to assess and analyze the most likely areas of future risk for the Company. Directors also have complete and open access to all of our employees and are free to, and do, communicate directly with our management. In addition to our formal compliance efforts, the Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

How are directors compensated?

Our employee director did not receive compensation for his service as director. Information with respect to the compensation of the non-employee members of our Board of Directors is set forth below under the caption “Compensation of Named Executive Officers and Directors—Director Compensation.”

How do stockholders communicate with the Board of Directors?

Stockholders or other interested parties wishing to communicate with the Board of Directors, the independent directors as a group, or any individual director may do so in writing by sending an e-mail to compliance@nhtglobal.com, or by mail to Natural Health Trends Corp. at the address of its headquarters (609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California 90274, Attention: Timothy S. Davidson). Complaints or concerns that appear to involve Mr. Davidson may be directed to the Chairman of the Audit Committee at audit.chair@nhtglobal.com. Complaints relating to the Company’s accounting, internal accounting controls or auditing matters, and concerns regarding questionable accounting or auditing matters are referred to the Chairman of the Audit Committee. Alternatively, any such complaints or concerns may be submitted anonymously at www.lighthouse-services.com/nhtglobal. Other Board communications are referred to the Chairman of the Board of Directors, provided that advertisements, solicitations for periodical or other subscriptions, and similar communications generally are not forwarded. The Company held an annual stockholders meeting on May 6, 2025. None of the members of the Board of Directors were personally in attendance at the meeting, and the Company does not, at this time, have a policy regarding director attendance at annual stockholder meetings.

Does the Company have an insider trading policy?

Yes. The Company has adopted an Insider Trading Policy governing the purchase, sale and other dispositions of the Company's stock by directors, officers and employees, as well as the Company itself, that is reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing standards of the Nasdaq Stock Market.

Are Company employees or directors permitted to engage in hedging transactions?

No. The Company’s Insider Trading Policy prohibits employees and directors from entering into hedging transactions or similar arrangements with respect to the Company’s stock.

Does the Company have a policy on the timing of option grants?

The Company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the Company has no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by the Company. In the event the Company determines to grant new awards of such options, the Board of Directors will evaluate the appropriate steps to take in relation to the foregoing.

Does the Company have a Code of Ethics?

The Company has a Worldwide Code of Business Conduct (the “Code”) that applies to our employees, officers (including our principal executive officer and principal financial officer) and directors. The Code is intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations, and honest and ethical conduct. The Code covers many areas of professional conduct, including conflicts of interest, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Code without fear of retaliation. The Company has made the Code available on its website at https://ir.naturalhealthtrendscorp.com/governance-docs. Waiver of any provision of the Code for executive officers and directors may only be granted by the Board of Directors and any such waiver or any modification of the Code relating to such individuals will be disclosed by the Company on its website at https://ir.naturalhealthtrendscorp.com.

INFORMATION ABOUT EXECUTIVE OFFICERS

Certain information concerning executive officers of the Company is set forth below:

Name	Age	Position(s) with the Company
Chris T. Sharng	62	President
Timothy S. Davidson	55	Chief Financial Officer, Senior Vice President and Corporate Secretary

Chris T. Sharng. Mr. Sharng has served as President of the Company since February 2007, and as a director since March 2012. He served as Executive Vice President and Chief Financial Officer of the Company from August 2004 to February 2007. Mr. Sharng also performed the functions of the principal executive officer of the Company from April 2006 to August 2006. From March 2006 to August 2006, Mr. Sharng served as a member of the Company’s Executive Management Committee, which was charged with managing the Company’s day-to-day operations while a search was conducted for a new chief executive officer for the Company. From March 2004 through July 2004, Mr. Sharng was the Chief Financial Officer of NorthPole Limited, a privately held Hong Kong-based manufacturer and distributor of outdoor recreational equipment. From October 2000 through February 2004, Mr. Sharng was the Senior Vice President and Chief Financial Officer of Ultrak Inc., which changed its name to American Building Control Inc. in 2002, a Texas-based, publicly traded company listed on The Nasdaq Stock Market that designed and manufactured security systems and products. From March 1989 through July 2000, Mr. Sharng worked at Mattel, Inc., most recently as the Vice President of International Finance. Mr. Sharng has an MBA from Columbia University and received his bachelor’s degree from National Taiwan University.

Timothy S. Davidson. Mr. Davidson has served as the Company’s Chief Financial Officer and Senior Vice President since February 2007, and as the Company’s Corporate Secretary since January 2014. He previously served as the Company’s Chief Accounting Officer from September 2004 to February 2007. From March 2001 to September 2004, Mr. Davidson was Corporate Controller for a telecommunications company, Celion Networks, Inc., located in Richardson, Texas. From February 2000 to February 2001, Mr. Davidson was Manager of Financial Reporting for another Dallas-based telecommunications company, IP Communications, Inc. From December 1994 through January 2000, Mr. Davidson was employed by Arthur Andersen, LLP, most recently as an Audit Manager. Mr. Davidson has a master’s degree in professional accounting from the University of Texas at Austin and received his bachelor’s degree from East Texas A&M University.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.

We have reviewed and discussed the consolidated financial statements of the Company set forth at Item 8 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 with management of the Company and CBIZ CPAs P.C. (“CBIZ”).

We have discussed with CBIZ the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission.

We have received the written disclosures and the letter from CBIZ required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and have also discussed with CBIZ that firm’s independence. The Audit Committee has concluded that CBIZ’s services provided to the Company are compatible with CBIZ’s independence.

Based on our review and discussions with management of the Company and CBIZ referred to above, we recommended to the Board of Directors that the consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America; that is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and (ii) the reports of the Company’s independent registered public accounting firm with respect to such financial statements.

Members of the Audit Committee of the Board of Directors

Randall A. Mason (Chairman)

Yiu T. Chan

Ching C. Wong

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding all compensation plans under which the Company's equity securities were authorized for issuance as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	$—	1,129,047
Equity compensation plans not approved by security holders	—	$—	—
Total	—	$—	1,129,047

The foregoing securities remaining available for issuance were reserved under the Company’s 2016 Equity Incentive Plan, which will expire pursuant to its terms on April 7, 2026. No further awards will be made under the plan. For information on the Company’s 2026 Equity Incentive Plan proposed for approval by the Company’s stockholders at the annual meeting, see “Item 2: Approval of the Natural Health Trends Corp. 2026 Equity Incentive Plan” in this proxy statement.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Summary Named Executive Officer Compensation Information

The following table provides information concerning the compensation for the years ended December 31, 2025 and 2024 of our principal executive officer and one other executive officer (collectively, the “named executive officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Chris T. Sharng, President	2025	1,000,000	—	171,607	15,750	1,187,357
	2024	1,000,000	—	275,767	15,525	1,291,292
Timothy S. Davidson, Chief Financial Officer, Senior Vice President and Corporate Secretary	2025	400,000	—	57,444	23,030	480,474
	2024	400,000	—	92,290	27,513	519,803

_______________________

(1)	The amounts in this column represent the aggregate grant date fair value of phantom shares granted to the named executive officers under the Company’s Phantom Equity Plan, as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation, excluding estimated forfeitures. Assumptions used in the calculation of phantom share awards are included in Note 9 of the Notes to Consolidated Financial Statements under “Item 8. Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the year ended December 31, 2025.
(2)

The amounts in this column represent employer matching contributions under the Company’s defined contribution plan, except that in 2025 and 2024 the amount in this column for Mr. Davidson also reflects the Company’s payment of $7,280 and $11,988, respectively, for his spouse’s airfare to attend some Company business activities. There was no other incremental cost to the Company of his spouse’s attendance at such activities.

Named Executive Officer Compensation Arrangements

Chris T. Sharng. The Company is a party to an employment agreement with Mr. Sharng that provides for a base annual salary and also provides that Mr. Sharng is eligible or entitled to participate in our incentive plans (including our equity incentive plans) and other standard U.S. employee benefit programs. Mr. Sharng was paid a base annual salary of $1,000,000 in each of 2025 and 2024. On April 1, 2025, the Board of Directors, upon the approval and recommendation of its Compensation Committee, approved the grant of 124,850 phantom shares to Mr. Sharng under the Company’s Phantom Equity Plan (the “Phantom Equity Plan”). The award has a vesting period of two years, with 12.5% of the award eligible to vest in each of the eight calendar quarters during the vesting period, beginning with the second quarter of 2025. For awards to vest as to a particular quarter, Mr. Sharng must be continuously employed by the Company for the entire quarter. The awards are subject to a maximum payment value of $12.00 per phantom share, and are not entitled to any dividend or dividend equivalent payments. As a condition to the grant of the awards, Mr. Sharng agreed not to sell or otherwise transfer any shares of the Company’s common stock held by him until all phantom shares subject to the award are vested or forfeited.

One-half of the award eligible to vest in each calendar quarter (the “Financial Results-Based Award”, representing 6.25% of the aggregate award amount) will vest if the service condition is met for the quarter and if the Company attains positive operating profit for the quarter of at least $150,000. If these conditions are not met, the Financial Results-Based Award for the quarter will be forfeited. The other half of the award eligible to vest in each calendar quarter (the “Stock Appreciation-Based Award”, or 6.25% of the aggregate Award amount) will vest if the service condition is met for the quarter and if two additional conditions are satisfied: (a) a stock appreciation condition, which will be satisfied if the average closing price of the Company’s common stock over the last month of the applicable quarter exceeds the average closing price of the Company’s common stock over the last month of the previous calendar year; and (b) an additional financial performance condition, which will be satisfied if the Company attains positive operating profit for the quarter of at least $300,000. If the stock appreciation condition is not met for the applicable quarter, the Stock Appreciation-Based Award for the quarter will be forfeited. If the stock appreciation condition is met for this portion of the award but the additional financial performance condition is not met for the quarter, the Stock Appreciation-Based Award for the quarter will not be forfeited but will be carried forward to a future quarter during the two-year vesting period of the award. Any portion of an award carried forward may vest at the end of a subsequent quarter during the two-year vesting period if the Company’s operating profit for that quarter exceeds by $150,000 the sum of (a) the amount necessary to satisfy the Financial Results-Based Award for the quarter (i.e. $150,000), (b) the additional amount, if any, used to satisfy the additional financial performance condition for a Stock Appreciation-Based Award that vests for the quarter (i.e., $150,000 if the current quarter’s Stock Appreciation-Based Award vests, or $0 if it does not vest) and (c) the additional amount, if any used to satisfy the vesting conditions of any other carried-forward awards to which this test is previously applied. Awards of aggregate fair value of $171,607 were made to Mr. Sharng under the Phantom Equity Plan during 2025. In each of the three quarters during 2025 in which the award was in effect, neither the performance conditions under the Financial Results-Based Award nor the stock appreciation condition under the Stock Appreciation-Based Award were met, and consequently 46,818 phantom shares were forfeited under this award during 2025.

On February 7, 2023, the Compensation Committee granted 124,850 phantom shares to Mr. Sharng under the Phantom Equity Plan. The phantom shares entitled Mr. Sharng to receive a cash payment equal to the fair market value of an equal number of shares of the Company’s common stock upon the close of a vesting period, subject to a maximum payment value of $12.00 per phantom share. The phantom shares vested in eight equal three-month vesting increments, subject to the satisfaction of both a time-based vesting condition and a performance vesting condition. Both of these vesting conditions were satisfied for each of the last three performance periods in 2024. Awards of aggregate fair value of $275,767 were made to Mr. Sharng under the Phantom Equity Plan during 2024 and the phantom shares granted to Mr. Sharng on February 7, 2023 were fully vested by December 31, 2024.

Neither Mr. Sharng nor any other Company employee was designated by the Compensation Committee to participate in the Company’s Annual Incentive Plan (“Annual Plan”) in 2025 or 2024. Mr. Sharng serves on the Company’s Board of Directors, but does not receive any additional compensation for his service in that capacity.

Timothy S. Davidson. The Company is a party to an employment agreement with Mr. Davidson that provides for a base annual salary and also provides that Mr. Davidson is eligible or entitled to participate in our incentive plans (including our equity incentive plans) and other standard U.S. employee benefit programs. Mr. Davidson was paid a base annual salary of $400,000 in 2025 and 2024. On April 1, 2025, the Board of Directors, upon the approval and recommendation of its Compensation Committee, approved the grant of 41,788 phantom shares to Mr. Davidson under the Company’s Phantom Equity Plan, on the same terms and conditions as those applicable to Mr. Sharng’s April 2025 award under the same plan.

Awards of aggregate fair value of $57,444 were made to Mr. Davidson under the Phantom Equity Plan during 2025. In each of the three quarters during 2025 in which the award was in effect, neither the performance conditions under the Financial Results-Based Award nor the stock appreciation condition under the Stock Appreciation-Based Award were met, and consequently 15,672 phantom shares were forfeited under this award during 2025.

On February 7, 2023, the Compensation Committee granted 41,788 phantom shares to Mr. Davidson under the Company’s Phantom Equity Plan, on the same terms and conditions as those applicable to Mr. Sharng’s February 2023 award under the same plan. Both the time-based and performance vesting conditions were satisfied for each of the last three performance periods in 2024. Awards of aggregate fair value of $92,290 were made to Mr. Davidson under the Phantom Equity Plan during 2024 and the phantom shares granted to Mr. Davidson on February 7, 2023 were fully vested by December 31, 2024.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes awards outstanding under the Phantom Equity Plan that have not vested for each of our named executive officers as of December 31, 2025:

Name	Number of unearned shares that have not vested (#)	Market value of unearned shares that have not vested ($)(1)
Chris T. Sharng	78,032	$241,119
Timothy S. Davidson	26,116	$80,698

(1)

Represents the portion of the cash-settled Phantom Equity Plan awards made on April 1, 2025 that remained outstanding as of December 31, 2025, multiplied by $3.09, the closing price of the Company’s common stock on that date.

Pay Versus Performance Information

Pay Versus Performance Table. The following table provides information for each of the three years in the period ended December 31, 2025 concerning the total compensation of the Company’s principal executive officer (“PEO”) and its one other “named executive officer,” as well as certain other comparative data.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officer ($)(1)	Average Compensation Actually Paid to Non-PEO Named Executive Officer ($)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (TSR) ($)	Company's Net Income (Loss) ($ in thousands)
2025	1,187,357	1,015,750	480,474	423,030	151.21	(882)
2024	1,291,292	1,294,194	519,803	520,776	179.59	572
2023	1,351,784	1,338,050	564,923	560,326	194.17	568

_______________________

(1)

Chris T. Sharng served as the Company’s PEO during each of the covered fiscal years, and Timothy S. Davidson served as the Company’s Chief Financial Officer, Senior Vice President and Corporate Secretary, and sole other “named executive officer,” during each of the reported years.

(2)	SEC rules require certain adjustments to be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the “pay versus performance” table above. In accordance with SEC rules, the following adjustments were made to derive the “compensation actually paid” to the Company’s PEO and Non-PEO named executive officer.

Year	Summary Compensation Table Total for PEO ($)	Value of Stock Awards ($)(a)	Change in Value of Unvested Awards Granted in Prior Years ($)	Change in Value of Awards Granted in Prior Years That Vested During the Year ($)	Value of Awards Granted and Vested During the Year ($)	Dividends on Unvested Awards Paid During the Year ($)	Compensation Actually Paid to PEO ($)
2025	1,187,357	(171,607)	—	—	—	—	1,015,750
2024	1,291,292	(275,767)	—	—	278,669	—	1,294,194
2023	1,351,784	(336,934)	—	—	323,200	—	1,338,050

Year	Average Summary Compensation Table Total for Non-PEO Named Executive Officer ($)	Value of Stock Awards ($)(a)	Change in Value of Unvested Awards Granted in Prior Years ($)	Change in Value of Awards Granted in Prior Years That Vested During the Year ($)	Value of Awards Granted and Vested During the Year ($)	Dividends on Unvested Awards Paid During the Year ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officer ($)
2025	480,474	(57,444)	—	—	—	—	423,030
2024	519,803	(92,290)	—	—	93,263	—	520,776
2023	564,923	(112,786)	—	—	108,189	—	560,326

(a)	Represents the aggregate grant date fair value of phantom shares as reported in the "Stock Awards" column in the Summary Compensation Table for the applicable year.

Description of Relationship Between Compensation Actually Paid and Company Total Shareholder Return (TSR). The following chart sets forth the relationship between compensation actually paid to the Company's PEO, the average compensation actually paid to the Company's Non-PEO named executive officer, and the Company's TSR over the years presented in the table (as of year end). TSR is determined based on the value of an initial fixed investment of $100 in the Company's common stock on December 31, 2022, assuming the reinvestment of dividends.

Description of Relationship Between Compensation Actually Paid and Company Net Income (Loss). The following chart sets forth the relationship between compensation actually paid to the Company's PEO, the average compensation actually paid to the Company's Non-PEO named executive officer, and the Company's net income (loss) over the years presented in the table. The Company's net income (loss) is derived from its financial statements for each of the three years in the period ended December 31, 2025.

Severance and Post-Termination Payment Arrangements

A primary feature of the Company’s employment agreements with its named executive officers provides compensation to the named executive officer in the event of the termination of the executive’s employment under certain circumstances. The employment agreements provide that if the executive’s employment with the Company is terminated voluntarily by him for “good reason,” or is terminated by the Company without “cause,” other than in connection with a “change of control,” then the executive will be entitled to the continuation of the payment of his salary, plus health and medical insurance coverage, for a period of up to one year following the termination date, or until the earlier date upon which he becomes engaged in any “competitive activity” (as defined in a separate non-competition agreement) or otherwise breaches the terms and conditions of such agreement. These severance provisions are intended to compensate the executive until he is able to secure another source of income. In the event the executive’s employment with the Company is terminated by the Company, or its successor in a change of control transaction, without “cause” during the period commencing on the date that is 30 days prior to a change of control through and including a date that is 18 months following the change of control, he is entitled to a payment equal to two years of his salary (plus health and medical insurance coverage costs). This payment is due in a lump sum 30 days after the termination date. These change of control features in the employment agreements are referred to as “double trigger” severance arrangements. This means that no severance compensation will become payable to a named executive officer only because of the occurrence of a change of control of the Company. Instead change of control severance compensation will only be payable if, within 30 days prior to a change of control through and including a date that is 18 months following the change of control, there is also a termination of the executive’s employment without “cause.” These change of control severance provisions are intended to (i) preserve morale and productivity and encourage retention of the executive in the face of the disruptive impact that a change of control of the Company is likely to have, and (ii) encourage the executive to remain focused on the business and interests of the Company’s stockholders when considering strategic alternatives that may be beneficial to those stockholders.

The named executive officers also participate in the Annual Plan and Long-Term Plan in some years (collectively, the “Cash Incentive Plans”). Under the terms of the Cash Incentive Plans, if a participant separates from service for any reason other than on account of a “Qualifying Termination Event,” any award granted to the participant that remains undistributed shall be immediately and irrevocably forfeited in full. A “Qualifying Termination Event” is defined under the Cash Incentive Plans to include a participant’s separation from service from the Company on account of death, due to disability, involuntarily for a reason other than for cause, voluntarily for good reason, due to retirement, or upon a change in control termination. If a participant experiences a separation from service with the Company due to a Qualifying Termination Event and the performance goals relating to an award for a prior performance period have been satisfied but the proceeds of such award remained undistributed, then the Company must pay such undistributed proceeds to the participant in a single lump sum, net of applicable withholding and other taxes, within two and one-half months following the participant’s separation from service and as soon as administratively practicable. These provisions in the Cash Incentive Plans are designed to provide the named executive officers and other participants in such plans with a greater degree of certainty that if the performance goals under a Cash Incentive Plan are achieved, then the participants will ultimately receive the entire amount of incentive compensation earned under the Cash Incentive Plan notwithstanding the occurrence of largely unforeseeable events over which the participants may have little or no control. Finally, the Cash Incentive Plans also provide that if, in connection with a change in control, an excise tax under Section 4999 of the Internal Revenue Code would be imposed upon a participant in connection with an award under an Incentive Plan, then the Company shall pay to the participant an additional amount (the “Excise Gross-Up Payment”) such that the net amount retained by the participant, after deduction of any excise tax and any federal, state or local income tax and any excise tax upon the Excise Gross-Up Payment, shall be equal to the amount that would have been distributable under the Cash Incentive Plan as described above but for the application of Section 4999 of the Internal Revenue Code.

The named executive officers may in the future receive equity awards granted under the Company’s 2026 Equity Incentive Plan, assuming the plan is approved by the stockholders at the annual meeting. The related forms of restricted stock agreement provide that if a grantee’s employment with the Company (or provision of services as a non-employee director) terminates, then any unvested shares of restricted stock shall be forfeited. Notwithstanding the foregoing, such forms of restricted stock agreement provide for the acceleration of vesting of the restricted stock in the event of the grantee’s death or disability, or in the event the Company experiences a change in control. In such event, the Compensation Committee, in its sole discretion, may elect to pay the grantee’s tax gross-up payments designed to cover all income and employment taxes associated with the vesting of the restricted stock.

The named executive officers have received and may in the future receive phantom shares granted under the Company’s Phantom Equity Plan. The related form of phantom share agreement provides that if a grantee’s employment with the Company (or provision of services as a non-employee director) terminates, then except in some specified limited circumstances any unvested shares of restricted stock shall be forfeited. Notwithstanding the foregoing, such form of phantom share agreement provides for the acceleration of vesting of the phantom shares in the event of the grantee’s termination of service without “cause” on or within 12 months following a change in control of the Company.

Director Compensation

The following table provides information concerning the compensation of each non-employee member of the Company’s Board of Directors for the year ending December 31, 2025:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Yiu T. Chan	100,000	14,251	—	114,251
Randall A. Mason	148,000	18,331	—	166,331
Lucy N. Nduati	100,000	14,251	—	114,251
Ching C. Wong	100,000	14,251	—	114,251

_______________________

(1)	The amounts in this column represent the aggregate grant date fair value of phantom shares granted to each non-employee director under the Company’s Phantom Equity Plan, as computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, excluding estimated forfeitures. Assumptions used in the calculation of phantom share awards granted are included in Note 9 of the Notes to Consolidated Financial Statements under “Item 8. Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the year ended December 31, 2025.

During 2025, each non-employee member of our Board of Directors earned a cash retainer of $8,333 per month, plus the reimbursement of their respective out-of-pocket expenses incurred in connection with the performance of their duties as directors. Mr. Mason earned an additional retainer of $4,000 per month as Chairman of the Board of Directors in 2025.

On April 1, 2025, the Board of Directors, upon the approval and recommendation of its Compensation Committee, approved the grant of 10,370 phantom shares to each of Messrs. Chan and Wong and Ms. Nduati as non-employee directors, and 13,333 phantom shares to Mr. Mason as non-employee director and Chairman of the Board of Directors under the Company’s Phantom Equity Plan. Each award has a vesting period of two years, with 12.5% of each award eligible to vest in each of the eight calendar quarters during the vesting period, beginning with the second quarter of 2025. For awards to vest as to a particular quarter, each director must continuously provide service to the Company for the entire quarter. The awards are subject to a maximum payment value of $12.00 per phantom share, and are not entitled to any dividend or dividend equivalent payments. As a condition to the grant of the awards, each director agrees not to sell or otherwise transfer any shares of the Company’s common stock held by him or her until all phantom shares subject to the award are vested or forfeited.

One-half of the award eligible to vest in each calendar quarter (the “Financial Results-Based Award”, representing 6.25% of the aggregate award amount) will vest if the service condition is met for the quarter and if the Company attains positive operating profit for the quarter of at least $150,000. If these conditions are not met, the Financial Results-Based Award for the quarter will be forfeited. The other half of the award eligible to vest in each calendar quarter (the “Stock Appreciation-Based Award”, or 6.25% of the aggregate Award amount) will vest if the service condition is met for the quarter and if two additional conditions are satisfied: (a) a stock appreciation condition, which will be satisfied if the average closing price of the Company’s common stock over the last month of the applicable quarter exceeds the average closing price of the Company’s common stock over the last month of the previous calendar year; and (b) an additional financial performance condition, which will be satisfied if the Company attains positive operating profit for the quarter of at least $300,000. If the stock appreciation condition is not met for the applicable quarter, the Stock Appreciation-Based Award for the quarter will be forfeited. If the stock appreciation condition is met for this portion of the award but the additional financial performance condition is not met for the quarter, the Stock Appreciation-Based Award for the quarter will not be forfeited but will be carried forward to a future quarter during the two-year vesting period of the award. Any portion of an award carried forward may vest at the end of a subsequent quarter during the two-year vesting period if the Company’s operating profit for that quarter exceeds by $150,000 the sum of (a) the amount necessary to satisfy the Financial Results-Based Award for the quarter (i.e. $150,000), (b) the additional amount, if any, used to satisfy the additional financial performance condition for a Stock Appreciation-Based Award that vests for the quarter (i.e., $150,000 if the current quarter’s Stock Appreciation-Based Award vests, or $0 if it does not vest) and (c) the additional amount, if any used to satisfy the vesting conditions of any other carried-forward awards to which this test is previously applied. Awards of aggregate fair value of $14,251 were made to Messrs. Chan and Wong and Ms. Nduati and $18,331 to Mr. Mason under the Phantom Equity Plan during 2025.

ITEM ONE

ELECTION OF DIRECTORS

Under the Company’s Bylaws, the number of directors shall not be less than three nor more than eleven, with the exact number fixed from time to time by action of the stockholders or of the Board of Directors.

The Company’s Board of Directors presently consists of five directors whose terms expire at the annual meeting of stockholders. Mr. Chan and Ms. Nduati are not standing for re-election at the annual meeting. The Nominating Committee has recommended, and the Board of Directors has nominated, the three existing directors and the one additional director nominee identified below to stand for election at the annual meeting. Biographical summaries of the four director nominees are provided below. The Board of Directors recommends that these persons be elected at the annual meeting to serve until the next annual meeting of stockholders. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the annual meeting. Stockholders may withhold authority from voting for one or more nominees by marking the appropriate boxes on the enclosed proxy card.

Biographical Summaries of Nominees for the Board of Directors

Randall A. Mason. Mr. Mason, age 67, has been a director of the Company since May 2003 and has served as Chairman of the Board of Directors since March 2006. Mr. Mason founded and has served as President and Chief Executive Officer of Marden Rehabilitation Associates, Inc. since 1989. Marden Rehabilitation Associates, Inc. is a private, Eastern U.S. ancillary provider of rehabilitative therapy services and home healthcare. Mr. Mason has a bachelor’s degree in chemical engineering from the University of Pittsburgh.

Mr. Mason is an experienced businessman with valued insight into management, operations, finances and governance issues. As a long-time member of the Company’s Board of Directors, Mr. Mason understands the business of the Company and its potential risks and opportunities.

Ellen Sun. Ms. Sun, age 57, has not previously served as a director of the Company, but has served as a consultant to the Company from October 2018 through March 2026. Currently, Ms. Sun is the chief financial officer and chief compliance officer of Marquest Asset Management Inc (“Marquest”), a private retail asset management firm in Canada. Prior to rejoining Marquest as chief financial officer in 2021, Ms. Sun served as the manager of corporate accounting at CPP Investment Board, Canada’s largest pension fund from May 2019. Previously, Ms. Sun was financial controller at Starlight Investments Inc., a leading Canadian real estate manager, from June 2018 to May 2019. From 2011 to 2018, Ms. Sun was the financial controller and then acting chief financial officer at Marquest. Prior to that, Ms. Sun worked in various financial controller and director of finance positions in several public companies in Hong Kong and Taiwan. She was also the financial controller of the Company’s Taiwan subsidiary from August 2005 to November 2006. Ms. Sun has a master’s degree in professional accounting from the University of Texas at Austin and a master’s degree of science from Temple University. She is a chartered professional accountant in Canada and a certified public accountant in the U.S.

The Board of Directors determined to nominate Ms. Sun for election as a director in light of her extensive background in financial reporting and compliance matters and her knowledge of the Company and its operations. In making its decision to nominate Ms. Sun for election at the annual meeting, the Board of Directors has considered her relationship to the Company, including her recent consulting position, and has determined that she will qualify, if elected, as an independent director under applicable Nasdaq standards. If elected, Ms. Sun will serve on the Company’s Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee. The Board of Directors has determined that Ms. Sun satisfies the additional independence requirements for members of the Audit Committee and, if elected, will meet the criteria established by the Securities and Exchange Commission for an “audit committee financial expert.”

Ching C. Wong. Dr. Wong, age 67, has been a director of the Company since June 2020 and served as a consultant to the Company from 2016 until immediately prior to his election as a director of the Company. He was also an employee of the Company from 2004 to 2007 and 2009 to 2010.  Dr. Wong served as Corporate Controller from 2000 to 2004 for North Pole Limited, a Hong Kong-based manufacturing and trading company of outdoor consumer goods and also held several senior Asia regional positions for two US publicly-held companies.  Dr. Wong obtained a PhD in Marketing Management from Shanghai University of Finance and Economics (SUFE) in 2011 and a law degree from Tsinghua University, Beijing in 2006. Dr. Wong is a current fellow member of the Association of Chartered Certified Accountants, UK.

Dr. Wong has been a life-long entrepreneur and businessperson, active in Greater China, which is our most important market. He has extensive experience in business practices, culture and protocol, particularly those of Hong Kong and China.

Chris T. Sharng. The biographical information for Mr. Sharng, the Company’s President, is set forth above under the caption “Information About Executive Officers.” As the Company’s President since 2007, and as the Chief Financial Officer prior to that, Mr. Sharng has developed a deep understanding of our business globally. His leadership has been integral to our success.

The Board of Directors recommends that stockholders vote “FOR” each of the persons nominated by the Board of Directors. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

ITEM TWO

APPROVAL OF THE NATURAL HEALTH TRENDS CORP. 2026 EQUITY INCENTIVE PLAN

The Company is asking its stockholders to approve the Natural Health Trends Corp. 2026 Equity Incentive Plan (the “Equity Plan”). Subject to stockholder approval, the Board of Directors approved the Equity Plan on March 19, 2026. The Equity Plan is intended to replace our 2016 Equity Incentive Plan, which is scheduled to expire on April 7, 2026 at the end of its ten year term. If the Equity Plan is approved by stockholders, it will become effective on the day of the Annual Meeting. The Equity Plan is a broad-based equity compensation plan pursuant to which awards may be made to employees, officers, directors, contractors, consultants, or advisors of the Company or any of its world-wide affiliates. The Board of Directors believes that the award of incentive compensation continues to be a factor in attracting, motivating and retaining management and other key personnel and that it aligns their interests with those of the Company’s stockholders through equity-based compensation that rewards performance based on annual, long-term, and strategic goals. The following summary of the material features of the Equity Plan is qualified in its entirety by reference to the complete text of the Equity Plan. The full text of the Equity Plan is attached hereto as Appendix A.

Purpose

The purpose of granting awards under the Equity Plan is to provide a means by which eligible recipients may be given an opportunity to benefit from increases in the value of the Company’s common stock, to retain the services of such recipients, to attract and retain the services of new persons eligible to receive awards, and to provide incentives for recipients to exert maximum efforts for the success the Company and its affiliates.

In determining the number of shares to be authorized under the proposed Equity Plan, the Board of Directors considered the purposes of the plan, as well as its cost:

•
The Company operates in a competitive market and its success depends in large part on its ability to attract, retain and reward talented and competent employees and other service providers. To be able to do so, the Company must offer competitive compensation. The Board of Directors believes that the Equity Plan will serve a critical role in attracting and motivating valuable people that will be essential to the future success of the Company.

•	The estimated dilution, based on the shares initially requested of 1,100,000, is approximately 12.8% as of March 19, 2026.
•	The number of shares initially requested is less than the number of shares currently available for issuance under the Company’s expiring 2016 Equity Incentive Plan.
•	The Company’s three-year average burn rate, from 2023 through 2025, of 0.0028% is well below the Institutional Shareholder Services, Inc. (“ISS”) burn rate cap of 1.57% applied to our industry.

Types of Awards

The Equity Plan permits the issuance of stock options (both incentive stock options designed to comply with Section 422 of the Internal Revenue Code and nonstatutory stock options that will not so comply) and other stock awards (including shares, stock units, stock appreciation rights, and other similar awards).

Administration

The Compensation Committee is designated as the administrator of the Equity Plan, which has the authority to select those to whom awards are to be made, the number of shares to be covered by each award, and the type of award, as well as to determine the terms and conditions of these awards. However, with respect to grants to certain employees who are not executive officers, the Compensation Committee may from time to time delegate its authority to one or more officers of the Company or its affiliates.

Eligibility

Awards under the Equity Plan may be granted to employees, officers, directors (including non-employee or outside Board members), contractors, consultants, and advisors of the Company and its world-wide affiliates. Incentive stock options may be granted only to Company employees or employees of a Company subsidiary.

As of March 19, 2026, there are approximately 120 employees, two officers, and four non-employee directors who will be eligible to participate in the Equity Plan.

Number of Shares and Limitations

The Equity Plan provides that the aggregate number of shares that may be issued pursuant to awards granted under the Equity Plan after stockholder approval shall be 1,100,000 shares, which is less than the number of shares that were eligible for issuance under the Company’s expiring 2016 Plan. The maximum aggregate grant-date fair value of awards granted and cash fees paid to any non-employee director pursuant to the Equity Plan during any fiscal year may not exceed a total value of $500,000.

Shares that are subject to issuance pursuant to any awards granted after stockholder approval that expire or are canceled, terminated, or forfeited shall again be available for future grant of awards under the Equity Plan. If shares are withheld or tendered as payment of the exercise price or for withholding tax liability in connection with an award, the shares withheld or tendered may not be reissued or otherwise treated as available for additional awards under the Equity Plan. The shares subject to the Equity Plan may be either shares reacquired by the Company, including shares purchased by the Company or any of its affiliates in the open market, or authorized but unissued shares.

No awards under the Equity Plan have been made subject to stockholder approval of this proposal. The grant of awards under the Equity Plan is discretionary, and we cannot determine the number or type of awards to be granted in the future to any particular person or group.

The administrator may authorize conversion or substitution under the Equity Plan of any or all stock awards held by service providers of an entity acquired by the Company at less than 100% of fair market value on the date of conversion or substitution. These awards shall neither reduce the shares authorized for issuance under the Equity Plan or the applicable limitations on grants to a participant, nor be added to the shares available for issuance under the Equity Plan.

The maximum number of shares reserved for issuance under incentive stock options may not exceed 1,100,000 shares.

Performance Awards

The Equity Plan provides that the Compensation Committee will establish performance criteria and the level of achievement versus these criteria governing the grant, issuance, retention and /or vesting of each stock award or the shares subject thereto, which may be based on financial performance, personal performance evaluations, and/or the completion of service by the awardee. The performance criteria can be measured individually or in combination and can be applied to the Company’s performance as a whole or, alternatively, to individual measures, stated in either absolute terms or relative terms. The outcome of each goal must be substantially uncertain at the time established by the Compensation Committee.

Option Awards

Each option is evidenced by a stock option agreement. The Equity Plan allows the Compensation Committee broad discretion to determine the terms of individual options.

The Compensation Committee determines the exercise price of options at the time they are granted. The exercise price may not be less than 100% of the fair market value of the Company’s common stock on the date of grant (incentive stock options granted to employees who are also 10% stockholders must have an exercise price not less than 110% of the fair market value of the stock on the date of grant). The fair market value of our common stock is determined generally as the closing price on the grant date. The Compensation Committee determines when options become vested and exercisable, and in its discretion may reduce or eliminate any restrictions surrounding any participant’s right to exercise all or part of an option. However, the Compensation Committee may not modify or amend an option to accelerate vesting for reasons other than death, disability or Change in Control (as defined in the Equity Plan), reprice outstanding options to reduce the exercise price without stockholder approval, or provide for a vesting schedule of less than one year. The Equity Plan permits payment to be made by cash, check, wire transfer, other shares of common stock (with some restrictions), acceptable “cashless exercise” procedures, any other form of consideration and method of payment permitted by the administrator and applicable law, or any combination thereof.

The term of an option may be no more than 10 years from the date of grant; provided that an incentive stock option granted to an employee who is also a 10% stockholder must have a term that is no more than five years from the date of grant. No option may be exercised after the expiration of its term.

If an optionee’s employment or other service provider relationship terminates for any reason (other than the optionee’s death or disability), then all options held by the optionee under the Equity Plan will terminate immediately; provided that the Compensation Committee may in the stock option agreement specify a period of time (but not beyond the expiration date of the option) following the optionee’s termination during which the optionee may exercise the option as to shares that were vested and exercisable as of the optionee’s termination date.

Stock Awards

Each stock award is evidenced by an award agreement. The Equity Plan allows the Compensation Committee broad discretion to determine the terms of individual stock awards.

Stock awards may be stock grants, stock units, or stock appreciation rights. Stock grants are awards of a specific number of shares of common stock, which may be subject to vesting requirements and other transfer restrictions. Stock appreciation rights are rights to receive cash and/or shares of common stock based on a change in the fair market value of a specific number of shares of common stock. Stock units are awards of a specific number of shares of common stock and represent a promise to deliver at a future date an amount of cash, property, or shares of common stock equal to the fair value of such shares. Shares may be granted under the Equity Plan as stock awards or stock units without requiring the participant to pay us an amount equal to the fair market value of the common stock as of the award date in order to acquire the shares.

Each stock award agreement will contain provisions regarding: (i) the number of shares subject to such stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, and the means of payment, (iii) the performance criteria, if any, and level of achievement versus the criteria that will determine the number of shares granted, issued, retainable, and/or vested, (iv) such terms and conditions on the grant, issuance, vesting, and/or forfeiture of the shares as may be determined from time to time by the Compensation Committee, provided that the Compensation Committee may not modify or amend an award to accelerate vesting for reasons other than death, disability or Change in Control (as defined in the Equity Plan) and the vesting schedule for stock appreciation rights may not be less than one year, (v) restrictions on transferability, and (vi) such further terms and conditions, in each case not inconsistent with the Equity Plan, as may be determined from time to time by the Compensation Committee.  Dividends, if any, that may have been accumulated for unvested stock awards shall be distributed to the participant in cash or, at the sole discretion of the Compensation Committee, in shares of our common stock having a fair market value equal to the amount of such dividends, upon the release of any applicable restrictions; if the applicable share is forfeited, the participant shall have no right to such dividends (except as otherwise provided in the applicable award agreement).

Stock units will be documented in the form of an award agreement, which will contain all provisions regarding: (i) the number of stock units subject to such award or a formula for determining such number, (ii) the performance criteria (including qualifying performance criteria), if any, and level of achievement versus these criteria that shall determine the number of stock units granted, issued, retainable and/or vested, (iii) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the stock units as may be determined from time to time by the administrator, provided that the Compensation Committee may not modify or amend an option to accelerate vesting for reasons other than death, disability or Change in Control (as defined in the Equity Plan), (iv) the form and timing of any payment earned by virtue of vested stock units, (v) the terms and rights of a participant with respect to dividend equivalents, and (vi) such further terms and conditions, in each case not inconsistent with the Equity Plan, as may be required by law or as may be determined from time to time by the Compensation Committee.

In the case of stock awards, including stock units, unless the Compensation Committee determines otherwise, the outstanding stock or stock units will be forfeited upon the participant’s termination of employment or other service provider relationship, provided that we will have the right to repurchase any unvested shares that have been issued at such price and on such terms and conditions as the Compensation Committee determines.

Adjustments Upon Certain Fundamental Changes

Subject to any required action by our stockholders, there will be an adjustment for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of our common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration.

In the event of a liquidation or dissolution and unless otherwise determined by the Compensation Committee, any unexercised options or other stock awards pursuant to which shares have not yet been issued will terminate.

In the event of a Change in Control (as defined in the Equity Plan), as determined by the Compensation Committee, the Compensation Committee, in its discretion, may provide for the assumption, substitution, or adjustment to each outstanding award, accelerate the vesting of options and terminate any restrictions on cash awards or stock awards, or terminate awards on such terms and conditions as the Compensation Committee deems appropriate, including for a cash payment to the awardee.

Nontransferability of Awards

Unless otherwise determined by the Compensation Committee, awards granted under the Equity Plan are not transferable other than by a beneficiary designation, will, or the laws of descent and distribution, and incentive stock options may be exercised during the optionee’s lifetime only by the optionee. The Compensation Committee will have the sole discretion to permit the transfer of an award; however, the transferability of incentive stock options is restricted under the Internal Revenue Code.

Amendment and Termination

The Board or administrator may amend, alter, or discontinue the Equity Plan or award agreement, subject to stockholder approval in the manner and to the extent required by law or any exchange on which the Company has listed shares. In addition, unless approved by stockholders, no such amendment shall materially increase the number of shares for which awards may be granted (with certain exceptions), reduce the minimum exercise price at which options may be granted, result in a repricing of options, or change the class of persons eligible to receive awards under the Equity Plan. No such action by the Board or stockholders may impair any award previously granted under the Equity Plan without the written consent of the participant (except for certain changes specified in the Equity Plan).

Compensation Recovery

The Company may recover some or all awards, some or all of the amounts paid with respect to awards, or recoup some or all of the value thereof by offset from the amounts paid from other amounts owed to a participant at any time during the three calendar years following the award, if the administrator determines that applicable law or the listing requirements of the exchange on which the Company’s stock is listed so require, the performance criteria required for an award were not met, or not met to the extent necessary to support the amount of the award that was paid, or an award or payment was based on the achievement of financial results, as reported in periodic reports filed with the Securities and Exchange Commission that were subsequently the subject of a restatement due to material noncompliance of the Company with any financial reporting requirement under the Federal securities laws (other than as a result of a change in accounting principles).

Federal Income Tax Consequences

The following is only a summary of the effect of U.S. Federal income taxation upon awardees and the Company with respect to the grant and exercise of awards under the Equity Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state, or foreign country in which the award recipient’s income or gain may be taxable.

Incentive Stock Options

An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax.

Upon a disposition of the shares acquired on exercise of an incentive stock option more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If this holding period is not satisfied, then a disqualifying disposition of the shares will occur. A disqualifying disposition generally requires the optionee to recognize, as ordinary income, the difference between the incentive stock option exercise price and the fair market value of the shares at the time the option is exercised. The amount of the ordinary income will be added to the basis of the shares to determine the capital gain that must be recognized on the disqualifying disposition. If the sale price of the shares exceeds the exercise price of the option, in addition to the ordinary income, the optionee will recognize capital gain equal to the excess of the sale price over the adjusted basis of the shares. If, however, the price that the optionee receives for the shares in a disqualifying disposition is less than the fair market value of the stock on the exercise date, then the amount of ordinary income that the holder of the shares would generally recognize is the excess, if any, of the amount realized on the sale or exchange over the adjusted basis of the shares. Unless limited by other applicable provisions of the Internal Revenue Code, the Company or affiliate is entitled to a deduction in the same year that the optionee’s disqualifying disposition of the shares occurs and in the same amount as the ordinary income that is recognized by the optionee on account of the disposition.

Nonstatutory Stock Options

An optionee does not recognize any taxable income at the time a nonstatutory stock option is granted. Upon exercise of vested shares, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee is subject to tax withholding. Unless limited by other applicable provisions of the Internal Revenue Code, the Company or affiliate is entitled to a deduction in the same amount as, and in the same year that, the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Awards

Awards of stock appreciation rights will generally be taxed in the same manner as nonstatutory stock options. A recipient of a stock appreciation right will not have taxable income upon the grant of the stock appreciation right. The recipient will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

For awards of shares of stock, unless vested or the employee elects under Section 83(b) of the Internal Revenue Code (as described below) to be taxed at the time of grant, the employee will not have taxable income upon the grant, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The stock award recipient may accelerate his or her recognition of ordinary income, if any, in connection with the issuance of restricted shares and begin his or her capital gains holding period by timely filing (i.e., within 30 days of the award) an election pursuant to Section 83(b) of the Internal Revenue Code. In such an event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding.

A participant is not deemed to receive any taxable income at the time an award of stock units is granted. When vested stock units (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such stock units (if any).

Code Section 162(m) Limitations

Section 162(m) places a $1 million limit on the deductibility for Federal income tax purposes of the compensation paid by public companies with respect to each “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee believes that the potential deductibility of the compensation payable under the Equity Plan and its other compensation plans and arrangements should be only one of a number of relevant factors taken into consideration in establishing those plans and arrangements for our executive officers and not the sole governing factor.

Code Section 409A

Acceleration of income, additional taxes, and interest apply to nonqualified deferred compensation that is not compliant with Section 409A of the Internal Revenue Code. It is intended that awards under the Equity Plan will be exempt from, or satisfy the requirements of, Section 409A of the Internal Revenue Code and any regulations or guidance that may be adopted thereunder from time to time.

The Board of Directors believes that it is in the Company’s best interests and that of our stockholders to enable us to award incentive compensation in the future under the Equity Plan.

New Plan Benefits

As of March 19, 2026, there were no outstanding awards under the 2016 Equity Plan. All awards to be granted in the future under the Equity Plan are at the discretion of the Compensation Committee, and it is otherwise not possible to determine the benefits or amounts to be received under the Equity Plan.

The Board of Directors recommends a vote “FOR” the approval of the Natural Health Trends Corp. 2026 Equity Incentive Plan.

ITEM THREE

RATIFICATION OF THE APPOINTMENT OF CBIZ CPAS P.C. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2026

The Audit Committee has appointed CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm to perform an audit of its consolidated financial statements for fiscal year ending December 31, 2026.

Marcum LLP (“Marcum”) served as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. On November 1, 2024, CBIZ acquired the attest business of Marcum, and substantially all of the partners and staff that provided attestation services for Marcum joined CBIZ. As such, on March 13, 2025, subsequent to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, Marcum resigned and, with the approval of the Audit Committee, CBIZ was engaged as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The report of Marcum regarding the Company’s financial statements for the fiscal year ended December 31, 2024 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the year ended December 31, 2024, and through March 13, 2025, the date of resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and related instructions). Prior to engaging CBIZ, the Company did not consult with CBIZ regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on the Company’s financial statements, and CBIZ did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue.

The Audit Committee is directly responsible for the appointment and retention of the Company’s independent registered public accounting firm. Ratification by stockholders of the appointment of CBIZ is an advisory matter that is not binding on the Company because it is not required by the Company’s organizational documents or applicable law. Nevertheless, the Audit Committee has determined that requesting ratification by stockholders of its appointment of CBIZ as the Company’s independent registered public accounting firm is a matter of good corporate practice. If the Company’s stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain CBIZ, but may still determine to retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Audit and Other Professional Fees

During the fiscal years ended December 31, 2025 and 2024, approximate fees billed or accrued to the Company for services provided by CBIZ and Marcum were as follows:

Audit Fees. Fees for the audit of our annual financial statements and the reviews of our quarterly financial statements totaled $365,000 and $347,000 for 2025 and 2024, respectively.

Audit-Related Fees. No audit-related services were rendered during 2025 or 2024.

Tax Fees. No tax services were rendered during 2025 or 2024.

All Other Fees. No services other than those related to audit fees, audit-related fees or tax fees stated above were rendered during 2025 or 2024.

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

The policy of the Company’s Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm during the fiscal year. Before engaging an independent registered public accountant firm to render audit or non-audit services, the engagement is approved by the Company’s Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

Representatives of CBIZ are not expected to be present at the annual meeting and therefore will not have the opportunity to make a statement or be available to respond to questions.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026. Unless marked to the contrary, proxies received from stockholders will be voted “FOR” the ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026.

OTHER MATTERS

At the date of this proxy statement, the Company has no knowledge of any business other than that described above that will be presented at the annual meeting. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2027 Annual Meeting of Stockholders

Under Securities and Exchange Commission rules, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for our 2027 annual meeting of stockholders, our Corporate Secretary must receive the proposal at our principal executive offices by November 24, 2026. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Under our Bylaws, stockholders must follow certain procedures and meet various requirements to nominate a person for election as a director or to introduce an item of business at our annual meeting. Under these procedures and requirements, stockholders must submit the proposed nominee or item of business by delivering a notice addressed to our Corporate Secretary at our principal executive offices. We must receive notice as follows:

•

Normally we must receive notice of a stockholder's intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days nor more than 120 days before the first anniversary of the previous year's annual meeting of stockholders. Accordingly, a stockholder who intends to submit a nomination or proposal for our 2027 annual meeting must do so no later than February 6, 2027.

•

However, if we hold our 2027 annual meeting on a date that is more than 30 days before, or more than 70 days after, the anniversary date of our 2026 annual meeting of stockholders, we must receive the notice no later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made.

•

A stockholder's submission must include certain specified information concerning the nominee or proposal, as the case may be, as well as information as to the stockholder's ownership of our common stock. Nominations or proposals not meeting these requirements will not be considered at our 2027 annual meeting.

•

If a stockholder does not comply with the requirements of this advance notice provision, the proxies may exercise discretionary voting authority under proxies it solicits to vote in accordance with their best judgment on any such nomination or proposal submitted by a stockholder, if presented at the meeting.

In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 8, 2027 (or, if our 2027 annual meeting is more than 30 days before or after May 7, 2027, by the later of 60 days prior to the date of the meeting or the tenth day following public disclosure of the date for such annual meeting).

To make any submission or to obtain additional information as to the proper form and content of submissions, stockholders should contact our Corporate Secretary, Timothy S. Davidson, in writing at its offices at 609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California 90274.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of its proxy materials (including the Notice of Annual Meeting, Annual Report on Form 10-K, this proxy statement and the proxy card) or Notice of Availability of Proxy Materials to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of proxy materials or Notices of Internet Availability at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s proxy materials or Notice of Availability of Proxy Materials, the stockholders should follow these instructions:

If the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at 609 Deep Valley Drive, Suite 395, Rolling Hills Estates, California 90274, Attention: Timothy S. Davidson, or by telephone at +1-310-541-0888, to inform the Company of its request. If a broker, bank or other agent holds the shares, the stockholder should contact the broker, bank or other agent directly.

By Order Of The Board Of Directors, /s/ Timothy S. Davidson

March 24, 2026	Timothy S. Davidson Chief Financial Officer, Senior Vice President and Corporate Secretary

APPENDIX A

NATURAL HEALTH TRENDS CORP.

2026 EQUITY INCENTIVE PLAN

1.           Purpose of the Plan

The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Common Stock of Natural Health Trends Corp., a Delaware corporation (the “Company”), through the granting of Incentive Stock Options, Nonstatutory Stock Options, Shares, Stock Units, and Stock Appreciation Rights.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Awards, to attract and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.           Definitions

As used herein, the following definitions shall apply:

(a)         “Administrator” means the Committee, which shall administer the Plan in accordance with Section 4.

(b)         “Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator, except solely with respect to the issuance of Incentive Stock Options, the term “Affiliate” shall be limited to any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Code Sections 424(e) and 424(f) respectively.

(c)         “Applicable Law” means the requirements relating to the administration of stock option and stock award plans under U.S. federal and state laws, the Exchange Act, the Code, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.  Applicable Law shall include, without limitation, any rule, regulation, order, directive, or interpretive guidance from a governmental agency or authority, unless otherwise provided in the Plan or an Award Agreement.

(d)         “Award” means an Option or Stock Award granted in accordance with the terms of the Plan.

(e)         “Awardee” means an Employee, Officer, Director, contractor, consultant, or advisor of the Company or any Affiliate who has been granted an Award under the Plan.

(f)          “Award Agreement” means an Option Agreement or Stock Award Agreement, which may be in written or electronic format, in such form and with such terms and conditions as may be specified by the Administrator, evidencing the terms and conditions of an individual Award.  Each Award Agreement is subject to the terms and conditions of the Plan.

(g)         “Board” means the Board of Directors of the Company.

(h)       “Cause” means “cause” or words of similar import in the Participant’s written employment agreement with the Company, if any, and, in addition, shall include conduct, as determined by the Administrator, involving one or more of the following:

(i)          Gross misconduct or inadequate performance by the Participant which is injurious to the Company;

(ii)         Commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company;

(iii)        Unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any non-competition or non-solicitation covenant or assignment of inventions obligation with the Company;

(iv)        Commission of an act which constitutes unfair competition with the Company, or which induces any customer or prospective customer of the Company to breach a contract with the Company or to decline to do business with the Company;

(v)         Indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant’s ability to perform such obligations;

(vi)        Commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or

(vii)       Failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause.

For purposes of this definition, “Company” shall be deemed to include any Affiliate.

(i)          “Change in Control” means a transaction described in (i) or (ii) below:

(i)          With respect to any Award that is treated as providing for the “deferral of compensation” within the meaning of Treasury Regulation 1.409A-1(b), a Change in Control means a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, as such events are defined in Treasury Regulation 1.409A-3(i)(5); and

(ii)        With respect to any Award not described in (i) above, a Change in Control means:

(A)        The acquisition by any individual, entity or group (a “Person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the then outstanding shares of voting stock of the Company (the “Voting Stock”); provided, however, that any acquisition by the Company or its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries of 50% or more of Voting Stock shall not constitute a Change in Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners of the Voting Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Voting Stock, shall not constitute a Change in Control;

(B)         Individuals who, immediately following the May 7, 2026, annual meeting of stockholders, or any adjournment or postponement thereof, constitute the Board (the “Incumbent Directors”) cease for any reason (other than malfeasance) to constitute a majority of the members of the Board; provided that any individual who becomes a Director after such date whose election or nomination for election by the Company’s stockholders was approved by a majority of the members of the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened “election contest” relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act)), “tender offer” (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below) shall be deemed to be members of the Incumbent Directors; or

(C)         The consummation of (i) a reorganization, merger or consolidation (any of the foregoing, a “Merger”), in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Voting Stock immediately prior to such Merger do not, following such Merger, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from Merger, (ii) a complete liquidation or dissolution of the Company or (iii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a sale or other disposition of assets to a subsidiary of the Company.

For purposes of this Section 2(i), if any Person, or more than one Person acting as a group, is considered to effectively control the Company by virtue of their existing ownership (taking into account the constructive ownership rules of Code Section 318) of outstanding Company Common Stock or outstanding Company Voting Stock, the acquisition of additional control of the Company by the same Person or Persons shall not result in a Change in Control.

(j)          “Code” means the United States Internal Revenue Code of 1986, as amended.

(k)         “Committee” means the compensation committee of the Board or a committee of Directors appointed by the Board.

(l)          “Common Stock” means the common stock of the Company.

(m)        “Company” means Natural Health Trends Corp., a Delaware corporation, or its successor.

(n)         “Director” means a member of the Board.

(o)         “Employee” means a regular, active employee of the Company or any Affiliate, including an employee who is an Officer and/or Director.  Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee’s status from an employee to a Director, and (v) at the request of the Company or an Affiliate, an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

(p)         “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(q)         “Fair Market Value” means, as provided under Treasury Regulation 1.409A-1(b)(5)(iv)(A), as of any date, either the last sale before or the first sale after the grant, the closing price on the trading day before or the trading day of the grant, the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant, or any other reasonable method determined by the Administrator using actual transactions in the Common Stock as reported by the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded.

(r)          “Good Reason” means the occurrence of any one or more of the following events:

(i)          Material breach by the Company of its obligations under this Plan;

(ii)      Material diminution in the Participant’s position or job duties, as set forth in the Participant’s written employment agreement with the Company or Affiliate, as applicable, or other written documentation; or

(iii)       Reduction in the Participant’s base salary, unless, with the agreement of the Company’s executive management, such reduction is part of a broad-based reduction for Employees and/or Officers of the Company.

A Good Reason shall not exist involving any of the above until the Company or Affiliate, as applicable, has first failed to cure such breach, diminution of position or job duties or reduction in base salary, as applicable, within thirty (30) days of having been given written notice of the same by the Participant.

(s)          “Grant Date” means the date upon which an Award is granted to an Awardee pursuant to the Plan.

(t)          “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(u)         “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(v)         “Officer” means a person who is an “officer” of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)        “Option” means a right granted under Section 8 to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Option (the “Option Agreement”).  Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

(x)         “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(y)         “Plan” means the Natural Health Trends Corp. 2026 Equity Incentive Plan.

(z)         “Share” means a share of the Common Stock, as adjusted in accordance with Section 13.

(aa)        “Stock Appreciation Right” means a right to receive cash and/or Shares of Common Stock based on a change in the Fair Market Value of a specific number of Shares of Common Stock granted under Section 11.

(bb)       “Stock Award” means an Award or issuance of Shares, Stock Appreciation Rights, Stock Units or other similar Awards made under Section 11, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(cc)        “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share (or a fraction or multiple of such value), payable in cash, property or Shares.  Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(dd)       “Termination of Service” shall mean the termination of employment (as determined in accordance with Code Section 3401(c) and the regulations promulgated thereunder) of an Employee by the Company and all Affiliates or the termination of service by a non-Employee Director as a member of the Board, a consultant, or an advisor.  A Participant’s service shall not be deemed to have terminated because of a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service.  Furthermore, a Participant’s service with the Company and its Affiliates shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide, approved leave of absence; provided, however, that if any such leave exceeds 90 days, on the 91st day of such leave the Participant’s service shall be deemed to have terminated unless the Participant’s leave of absence is approved by the Administrator.  The Participant’s service shall be deemed to have terminated upon the entity for which the Participant performs service ceasing to be an Affiliate (or any successor).  Subject to the foregoing, the Administrator, in its discretion, shall determine whether a Participant’s service has terminated and the effective date of such termination.

(ee)        “Total and Permanent Disability” or “Disability” shall have the meaning set forth in Treasury Regulation 1.409A-3(i)(4).

3.           Stock Subject to the Plan

(a)         Aggregate Limits.

(i)          Subject to the provisions of clauses (ii) through (iii) below and Section 13, after approval of the Plan by the stockholders at the May 7, 2026 annual meeting of stockholders, and any adjournment or postponement thereof, the aggregate number of Shares that may be issued pursuant to Awards granted under the Plan shall be 1,100,000 shares.

(ii)         Shares that are subject to issuance pursuant to any Awards granted under the Plan that expire or are cancelled, terminated, or forfeited shall again be available for future grant of Awards under the Plan. If Shares are withheld or tendered as payment of the exercise price or for withholding tax liability in connection with an Award, however, the Shares withheld or tendered may not be reissued or otherwise treated as available for additional Awards under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased by the Company or an Affiliate in the open market, or authorized but unissued Shares.

(iii)        Conversion Awards (as hereinafter defined) shall not reduce the Shares authorized for issuance under the Plan or the applicable limitations on grants to a Participant under this Section 3(a), nor shall Shares subject to a Conversion Award be added to the Shares available for issuance under the Plan as provided above.  Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan (and Shares subject to such Awards shall not be added to the Shares available for issuance under the Plan as provided above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(b)         Incentive Stock Option Limits. Subject to the provisions of Section 13, the maximum number of Shares reserved for issuance as Incentive Stock Options is 1,100,000 Shares.

(c)         Limit on Director Grants.  The maximum number of Shares that may be paid, issued or granted to any Director in the aggregate in any calendar year, when taken together with any cash fees paid to such Director, shall not exceed $500,000 (the value of which will be based on the grant date fair value of the Award determined in accordance with U.S. generally accepted accounting principles). Any Awards paid or provided to an individual for his or her services as an employee or consultant (other than as a Director), will not count for purposes of the limitation under this Section 4(c).

4.           Administration of the Plan

(a)         Administrative Procedures.  The Plan shall be administered by the Administrator in accordance with the following procedures.

(i)          Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act, Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(ii)         Other Administration.  The Board or the Administrator may delegate to an authorized Officer or Officers the power to approve Awards to persons eligible to receive Awards under the Plan who are not subject to Section 16 of the Exchange Act.

(iii)        Delegation of Authority for the Day-to-Day Administration of the Plan.  Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in the Plan.  Such delegation may be revoked at any time.

(iv)        Reliance on Experts.  In making any determination or in taking or not taking any action under the Plan, the Administrator may obtain and rely upon the advice of experts, including professional advisors to the Company.  No Director, Officer or agent of the Company shall be liable for any such action or determination taken, made or omitted in good faith.

(v)         Exchange Rules.  In addition, the Plan will be administered in a manner that complies with the applicable listing requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded.

(b)         Powers of the Administrator.  Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion to:

(i)          Select the Awardees to whom Awards are to be granted hereunder;

(ii)         Determine the number of shares of Common Stock or amount of cash to be covered by each Award granted hereunder;

(iii)        Determine the type of Award to be granted to the selected Awardees;

(iv)        Approve forms of Award Agreements for use under the Plan;

(v)         Determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise and/or purchase price (if applicable), the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and that may be established at the time an Award is granted or thereafter;

(vi)        Correct administrative errors;

(vii)       Construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)      Adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures.  Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)        Prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)         Modify or amend each Award, provided, however, that (A) the Administrator does not have the authority to modify or amend an Award to accelerate vesting for reasons other than death, Disability, or Change in Control, and (B) any such amendment is subject to Section 14 and except as set forth in that Section, may not impair any outstanding Award unless agreed to in writing by the Participant;

(xi)        Allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonstatutory Stock Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld or to have the Company deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to the cash amount.  The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)       Authorize conversion or substitution under the Plan of any or all stock options, Stock Appreciation Rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”).  Any conversion or substitution shall be effective as of the close of the merger, acquisition or other transaction.  Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

(xiii)      Authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv)      Impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including, without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xv)       Provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

(xvi)      Make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)         Effect of Administrator’s Decision.  All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants and on all other persons, subject to Section 21(e) and (f).  The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, when making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other Employee of the Company, and such attorneys, consultants and accountants as it may select.

5.           Eligibility

Awards may be granted to Employees, Officers, Directors, contractors, consultants, or advisors of the Company or any of its Affiliates; provided that Incentive Stock Options may be granted only to Employees of the Company or of an Affiliate of the Company.

6.           Term of Plan

The Plan was approved by the Board on March 19, 2026, and shall become effective upon stockholder approval at the annual meeting of stockholders on May 7, 2026, or any adjournment or postponement thereof.  Unless terminated earlier under Section 14, the Plan shall continue for ten (10) years from the date of such stockholder approval.  When the Plan terminates, no further Awards shall be granted under the Plan thereafter, but such termination shall not affect any Award granted prior to the date of such termination.

7.           Term of Award

The term of each Award shall be determined by the Administrator and stated in the Award Agreement.  In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement; provided that an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate shall have a term of no more than five (5) years from the Grant Date.

8.           Options

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals or the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a)        Option Agreement.  Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, provided that such Option is subject to a vesting schedule of no less than one year, (vi) restrictions on the transfer of the Option or the Shares issued upon exercise of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator.

(b)         Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)         In the case of an Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date; provided, however, that in the case of an Incentive Stock Option granted to an Employee who on the Grant Date owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Grant Date.

(ii)        Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of such substitution and/or conversion.

(c)        No Option Repricing.  Other than in connection with a change in the Company’s capitalization (as described in Section 13(a)), the exercise price of an Option may not be reduced without stockholder approval.

(d)        Vesting Period and Exercise Dates.  Options granted under the Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator.  The Administrator shall have the right to make the timing of the ability to exercise any Option granted under the Plan subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Administrator.  Subject to Section 4(b)(x), at any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(e)       Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option.  Acceptable forms of consideration may include:

(i)          Cash;

(ii)         Check or wire transfer (denominated in U.S. Dollars);

(iii)        Subject to any conditions or limitations established by the Administrator, other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)        Consideration received by the Company under “cashless exercise” procedures acceptable to the Administrator with either affiliated persons or unaffiliated parties that provide financing for the purpose of (or otherwise facilitate) the exercise of Options consistent with Applicable Law;

(v)         Such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

(vi)        Any combination of the foregoing methods of payment.

(f)        Treatment of Dividend Rights. No cash distribution or dividend equivalent rights will be payable with respect to Options and no adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Common Stock are issued with respect to the Option, except as provided in Section 13(a) of the Plan.

9.           Incentive Stock Option Limitations/Terms

(a)         Eligibility.  Only Employees (as determined in accordance with Code Section 3401(c) and the regulations promulgated thereunder) of the Company or any of its Affiliates may be granted Incentive Stock Options.

(b)         $100,000 Limitation.  Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Affiliates) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)         Effect of Termination of Service on Incentive Stock Options.

(i)          Generally.  Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service, other than as a result of circumstances described in Sections 9(c)(ii) and (iii) below, any outstanding Incentive Stock Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee’s Termination of Service; provided, however, that the Administrator may in the Option Agreement specify a period of time (but not beyond the earlier of three months following the date of such Termination of Service or the expiration date of the Option) following Termination of Service during which the Awardee may exercise the Option as to Shares that were vested and exercisable as of the date of Termination of Service.  To the extent such a period following Termination of Service is specified, the Option shall automatically terminate at the end of such period to the extent the Awardee has not exercised it within such period.

(ii)         Disability of Awardee.  Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service as a result of the Awardee’s Total and Permanent Disability, all outstanding Incentive Stock Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Service may be exercised by the Awardee until the earlier of (A) one (1) year following Awardee’s Termination of Service as a result of Awardee’s Disability or (B) the expiration of the term of such Option.  If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

(iii)        Death of Awardee.  Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service as a result of the Awardee’s death, all outstanding Incentive Stock Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s death may be exercised until the earlier of (A) one (1) year following the Awardee’s death or (B) the expiration of the term of such Option.  If an Incentive Stock Option is held by the Awardee when he or she dies, the Incentive Stock Option may be exercised, to the extent the Option is vested and exercisable, by the beneficiary designated by the Awardee (as provided in Section 15), the executor or administrator of the Awardee’s estate or, if none, by the person(s) entitled to exercise the Incentive Stock Option under the Awardee’s will or the laws of descent or distribution.  If the Incentive Stock Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate.

(d)         Leave of Absence.  The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Awardee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Awardee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Awardee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(e)         Transferability.  An Incentive Stock Option cannot be transferred by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, may only be exercised by the Awardee.  If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.  The designation of a beneficiary by an Awardee will not constitute a transfer.

(f)          Exercise Price.  The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i).

(g)      Other Terms.  Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Code Section 422.

10.         Exercise of Option

(a)         Procedure for Exercise; Rights as a Stockholder.

(i)          Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Option Agreement.

(ii)         An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) payment of all applicable withholding taxes.

(iii)        Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Unless provided otherwise by the Administrator or pursuant to the Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)        The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised.  An Option may not be exercised for a fraction of a Share.

(b)         Effect of Termination of Service on Nonstatutory Stock Options.

(i)          Generally.  Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service other than as a result of circumstances described in Sections 10(b)(ii) and (iii) below, any outstanding Nonstatutory Stock Option granted to such Awardee, whether vested or unvested, to the extent not theretofore exercised, shall terminate immediately upon the Awardee’s Termination of Service; provided, however, that the Administrator may in the Option Agreement specify a period of time (but not beyond the expiration date of the Option) following Termination of Service during which the Awardee may exercise the Option as to Shares that were vested and exercisable as of the date of Termination of Service.  To the extent such a period following Termination of Service is specified, the Option shall automatically terminate at the end of such period to the extent the Awardee has not exercised it within such period.

(ii)         Disability of Awardee.  Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service as a result of the Awardee’s Total and Permanent Disability, all outstanding Nonstatutory Stock Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s Termination of Service may be exercised by the Awardee until the earlier of (A) one (1) year following Awardee’s Termination of Service as a result of Awardee’s Disability or (B) the expiration of the term of such Option.  If the Participant does not exercise such Option within the time specified, the Option (to the extent not exercised) shall automatically terminate.

(iii)        Death of Awardee.  Unless otherwise provided for by the Administrator, upon an Awardee’s Termination of Service as a result of the Awardee’s death, all outstanding Nonstatutory Stock Options granted to such Awardee that were vested and exercisable as of the date of the Awardee’s death may be exercised until the earlier of (A) one (1) year following the Awardee’s death or (B) the expiration of the term of such Option.  If a Nonstatutory Stock Option is held by the Awardee when he or she dies, such Option may be exercised, to the extent the Option is vested and exercisable, by the beneficiary designated by the Awardee (as provided in Section 15), the executor or administrator of the Awardee’s estate or, if none, by the person(s) entitled to exercise the Nonstatutory Stock Option under the Awardee’s will or the laws of descent or distribution.  If the Nonstatutory Stock Option is not so exercised within the time specified, such Option (to the extent not exercised) shall automatically terminate.

(c)         Leave of Absence.  The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any leave that is not a leave required to be provided to the Awardee under Applicable Law. In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Awardee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Awardee continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

11.         Stock Awards

(a)         Stock Award Agreement.  Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions in each case not inconsistent with the Plan as may be determined from time to time by the Administrator.

(b)         Restrictions and Performance Criteria.  The grant, issuance, retention and/or vesting of each Stock Award or the Shares subject thereto may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee.

(c)         Forfeiture.  Unless otherwise provided for by the Administrator in accordance with Section 4(b)(x), upon the Awardee’s Termination of Service, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares, the Company shall have a right to repurchase the unvested Shares at such price and on such terms and conditions as the Administrator determines.

(d)         Rights as a Stockholder.  Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

(e)         Stock Appreciation Rights.

(i)          General.  The Administrator may grant Stock Appreciation Rights to eligible Participants subject to terms and conditions not inconsistent with the Plan and determined by the Administrator.  Stock Appreciation Rights may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan.  The specific terms and conditions applicable to the Participant shall be provided for in the Stock Award Agreement.  Stock Appreciation Rights shall be exercisable, in whole or in part, at such times as the Board shall specify in the Stock Award Agreement, provided that such Stock Appreciation Rights are subject to a vesting schedule of no less than one year.

(ii)         Exercise Price of Stock Appreciation Right.  In the case of a Stock Appreciation Right, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Grant Date.

(iii)        No Stock Appreciation Right Repricing.  Other than in connection with a change in the Company’s capitalization (as described in Section 13(a)), the per share exercise price of a Stock Appreciation Right may not be reduced without stockholder approval.

(iv)        Exercise of Stock Appreciation Right.  Upon the exercise of a Stock Appreciation Right, in whole or in part, the Participant shall be entitled to a payment in an amount equal to the excess of the Fair Market Value on the date of exercise of a fixed number of Shares covered by the exercised portion of the Stock Appreciation Right, over the Fair Market Value on the Grant Date of the Shares covered by the exercised portion of the Stock Appreciation Right.  The amount due to the Participant upon the exercise of a Stock Appreciation Right shall be paid in such form of consideration as determined by the Board and may be in cash, Shares or a combination thereof, over the period or periods specified in the Stock Award Agreement.  A Stock Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a Stock Appreciation Right, on an aggregate basis or as to any Participant.  A Stock Appreciation Right shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Stock Award Agreement from the person entitled to exercise the Stock Appreciation Right.

(v)         Nonassignability of Stock Appreciation Rights.  Except as determined by the Administrator, no Stock Appreciation Right shall be assignable or otherwise transferable by the Participant except by will or by the laws of descent and distribution.

(vi)        Treatment of Dividend Rights. No cash distribution or dividend equivalent rights will be payable with respect to a Stock Appreciation Right and no adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued with respect to the Stock Appreciation Right, except as provided in Section 13(a) of the Plan.

(f)          Stock Units.

(i)          General.  The Administrator may grant an Award of Stock Units to any eligible Participant on such terms as the Administrator may determine in its sole discretion.  Awards of Stock Units may be paid in Shares or cash (or in a combination of Shares and cash) as provided by the Administrator in the applicable sub-plan, Plan addendum or Award Agreement under which the Award of Stock Units is made.

(ii)         Terms of Stock Units.  Stock Units shall be documented in the form of a sub-plan, Plan addendum or Award Agreement, which shall contain all provisions regarding:  (A) the number of Stock Units subject to such Award or a formula for determining such number, (B) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Stock Units granted, issued, retainable and/or vested, (C) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Stock Units as may be determined from time to time by the Administrator, (D) the form and timing of any payment earned by virtue of vested Stock Units, (E) the terms and rights of a Participant with respect to Dividend Equivalents (as defined below), and (F) such further terms and conditions, in each case not inconsistent with the Plan, as may be required by Applicable Law, including, without limitation, Code Section 409A, or as may be determined from time to time by the Administrator.

(iii)        Dividend Equivalent Rights.  Subject to the terms of the applicable sub-plan, Plan addendum or Award Agreement under which Stock Units may be granted, a Participant receiving an Award of Stock Units may be entitled to an amount equal to the cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Administrator) with respect to each Share after the date of a Stock Unit Award (a “Dividend Equivalent”) for all Stock Units issued, provided that such amounts shall be accumulated during any period a Stock Unit is not vested and paid at the time vesting occurs.  The Administrator may provide that Dividend Equivalents may be deemed to be reinvested in Shares.  No Dividend Equivalents shall be paid to a Participant with respect to any Stock Units that remain unvested or that are forfeited by the Participant for any reason.

12.         Other Provisions Applicable to Awards

(a)         Non-Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution.  Subject to Section 9(e), the Administrator may in its discretion make an Award transferable to an Awardee’s family member or any other person or entity as it deems appropriate.  If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b)         Compliance with Code Section 409A.   Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Treasury Regulations or Internal Revenue Service interpretive guidance issued under Code Section 409A, whenever issued.  Notwithstanding anything to the contrary in the Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes a “deferral of compensation” under Code Section 409A is a “specified employee” (as defined for purposes of Code Section 409A), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s “separation from service” (as defined for purposes of Code Section 409A) or, if earlier, the date of the Participant’s death.

13.         Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale

(a)         Changes in Capitalization.  Subject to any required action by the stockholders of the Company, (i) the number and kind of Shares covered by each outstanding Award, (ii) the price per Share subject to each such outstanding Award, and (iii) each of the Share limitations set forth in Section 3, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)         Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised or the Shares subject thereto issued to the Awardee and unless otherwise determined by the Administrator, an Award will terminate immediately prior to the consummation of such proposed transaction.

(c)         Change in Control.  In the event there is a Change in Control of the Company, the Board or Administrator may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (ii) accelerate the vesting of Options and terminate any restrictions on Stock Awards; and/or (iii) provide for termination of Awards as a result of the Change in Control without the consent of the Participant on such terms and conditions as it deems appropriate, including, without limitation, providing for the cancellation of Awards for a cash payment to the Participant.

14.         Amendment and Termination of the Plan

(a)         Amendment and Termination.  The Board or Administrator may amend, alter or discontinue the Plan, sub-plan, Plan addendum or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.  In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment (or, in the case of (iii), action by the Administrator or the Board) shall be made that would:

(i)          Materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 13;

(ii)         Reduce the minimum exercise price at which Options may be granted under the Plan;

(iii)        Result in a repricing of Options or Stock Appreciation Rights by (A) reducing the exercise price of outstanding Options or Stock Appreciation Rights, (B) canceling an outstanding Option or Stock Appreciation Right held by an Awardee and re-granting to the Awardee a new Option or Stock Appreciation Right with a lower exercise price, or (C) cash buyout of an Option or Stock Appreciation Right when the Share price is lower than the exercise price of the Option or Stock Appreciation Right, provided that these limitations shall not apply in connection with a change in the Company’s capitalization pursuant to Section 13; or

(iv)        Change the class of persons eligible to receive Awards under the Plan.

(b)         Effect of Amendment or Termination.  No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company; provided further that the Administrator may amend an outstanding Award in order to conform it to the Administrator’s intent (in its sole discretion) that such Award not be subject to Code Section 409A(a)(1)(B).  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c)         Effect of the Plan on Other Arrangements.  Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.  The value of Awards granted pursuant to the Plan will not be included as compensation, earnings, salaries or other similar terms used when calculating an Awardee’s benefits under any employee benefit plan sponsored by the Company or any Affiliate except as such plan otherwise expressly provides.

15.         Designation of Beneficiary

(a)         An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)         Such designation of beneficiary may be changed by the Awardee at any time by written notice.  In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.         No Right to Awards or to Employment

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates.  Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee at any time, with or without cause, and without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

17.         Legal Compliance

Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Law and shall be further subject to the approval of counsel for the Company with respect to such compliance.

18.         Inability to Obtain Authority

To the extent the Company is unable, or the Administrator deems it not feasible to, obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.         Reservation of Shares

The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20.         Notice

Any written notice to the Company required by any provisions of the Plan shall be addressed to the Secretary of the Company and shall be effective when received.

21.         Governing Law; Interpretation of Plan and Awards

(a)         This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

(b)         In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c)         The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.  Unless the context otherwise requires, references to sections shall be to sections of the Plan.

(d)         The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

(e)         All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion.  In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision.  The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious.  This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

(f)          Notice of demand for arbitration shall be made in writing to the Administrator within thirty (30) days after the applicable decision by the Administrator, and any such arbitration shall be initiated no later than sixty (60) days after such decision pursuant to the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (the “AAA”) in effect at the time.  The arbitration shall be conducted on an individual basis before a single arbitrator and administered pursuant to the AAA Rules at the office of AAA nearest the place of the Participant’s most recent employment with the Company or its Affiliates, unless the parties agree in writing on a different location.  The arbitrator shall be an attorney knowledgeable about employee benefits and compensation chosen from the neutrals within the meaning of the AAA Rules.  Any challenge to the neutrality of the arbitrator shall be resolved by the arbitrator whose decision shall be final and conclusive.  Each party shall bear its own attorneys’ fees and costs associated with the arbitration, and the costs and expenses of the arbitration shall be borne as provided by the AAA Rules.  The decision of the arbitrator on the issue(s) presented for arbitration shall be final and conclusive and may be enforced in any court of competent jurisdiction.  The arbitrator shall not have the power to award punitive or exemplary damages.

(g)         By accepting an Award made under the Plan, each Participant agrees that the Company may recover some or all Awards, recover some or all of the amounts paid with respect to Awards, or recoup some or all of the value thereof by offset from other amounts owed to the Participant by the Company or its Affiliates, at any time during the three (3) calendar years following grant hereunder, if and to the extent the Administrator determines that (i) federal or state law or the listing requirements of the exchange on which the Company’s stock is listed for trading so require, (ii) the performance criteria required for an Award were not met, or not met to the extent necessary to support the amount of an Award that was paid, or (iii) an Award, or any payment thereunder, was based on the achievement of financial results, as reported in an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, or other report filed with the Securities and Exchange Commission, that were subsequently the subject of a restatement due to material noncompliance of the Company with any financial reporting requirement under the federal securities laws (other than as a result of a change in accounting principles).  The right of recovery under this Section 21(g) shall be subject to any general clawback policy that is or may be adopted by the Company, the terms of which shall be incorporated herein to the extent applicable.

22.         Limitation on Liability

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a)         The Non-Issuance of Shares.  The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)         Tax Consequences.  Any tax consequence realized by any Participant, Employee, Awardee or other person due to the receipt, vesting, exercise or settlement of any Option or other Award granted hereunder or due to the transfer of any Shares issued hereunder.  The Participant is responsible for, and by accepting an Award under the Plan agrees to bear, all taxes of any nature that are legally imposed upon the Participant in connection with an Award, and the Company does not assume, and will not be liable to any party for, any cost or liability arising in connection with such tax liability legally imposed on the Participant.  In particular, Awards issued under the Plan may be characterized by the Internal Revenue Service (the “IRS”) as “deferred compensation” under the Code resulting in additional taxes, including in some cases interest and penalties.  In the event the IRS determines that an Award constitutes deferred compensation under the Code or challenges any good faith characterization made by the Company or any other party of the tax treatment applicable to an Award, the Participant will be responsible for the additional taxes, and interest and penalties, if any, that are determined to apply if such challenge succeeds, and the Company will not reimburse the Participant for the amount of any additional taxes, penalties or interest that result.

23.         Unfunded Plan

Insofar as it provides for Awards, the Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under the Plan, any such accounts will be used merely as a bookkeeping convenience.  The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.  Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by the Plan.

NATURAL HEALTH TRENDS CORP.
609 DEEP VALLEY DRIVE, SUITE 395
ROLLING HILLS ESTATES, CA 90274
ATTN: TIMOTHY S. DAVIDSON

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 5, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90042-P46461 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

NATURAL HEALTH TRENDS CORP.

The Board of Directors recommends you vote FOR nominees for director listed below and FOR proposals 2 and 3.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Randall A. Mason
02) Chris T. Sharng
03) Ellen Sun
04) Ching C. Wong

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V90043-P46461

PROXY
This proxy is solicited by the Board of Directors of Natural Health Trends Corp.

The undersigned hereby appoints Chris T. Sharng and Timothy S. Davidson, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Natural Health Trends Corp. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 7, 2026 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED UNDER PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on reverse side)